EXHIBIT 10.31


                                   SEA-ME-WE 3



                          CONSTRUCTION AND MAINTENANCE

                                    AGREEMENT

                         SIGNING ISSUE: 16 DECEMBER 1996

                                TABLE OF CONTENTS


PARAGRAPH                                                                   PAGE

1.   Definitions and Interpretations                                           6
2.   SEA-ME-WE 3 Configuration                                                 9
3.   Management Committee and Subcommittees                                   10
4.   Procurement Group                                                        12
5.   SEA-ME-WE 3 Segments                                                     12
6.   Provision, Construction and Ownership of Segments T and S                16
7.   Use of Segment S7 -- Egyptian I and Segment                              18
8.   Use of Segment T                                                         18
9.   Definition of Segment S Capital Costs                                    20
10.  Allocation and Billing of Segment S Capital Costs                        21
11.  Duties and Rights as to Operation and Maintenance of Segments            23
12.  Allocation  and Billing of  Operation  and  Maintenance  Costs of
     Segment S                                                                24
13.  Keeping and Inspection of Books                                          25
14.  Assignment and Use of Capacity                                           26
15.  Expansion of Allocated Capacity                                          30
16.  Capacity Routing                                                         30
17.  Increase or Decrease of Design Capacity                                  31
18.  Obligation to Provide Transiting Facilities to Extend SEA-ME-WE 3
     Capacity                                                                 32
19.  Obligation to Connect SEA-ME-WE 3 with Inland Systems                    32
20.  Obtaining of Approval                                                    32
21.  Assignment of Rights and Obligations                                     33

PARAGRAPH                                                                   PAGE

22.  Default                                                                  33
23.  Settlement of Claims by the Parties                                      34
24.  Relationship and Liability of the Parties                                34
25.  Privileges for Documents or Communications                               35
26.  Confidentiality                                                          35
27.  Duration of Agreement and Realisation of Assets                          36
28.  Currency and Place of Payment                                            38
29.  Waiver                                                                   38
30.  Force Majeure                                                            38
31.  Settlement of Disputes and Interpretation of Agreement                   38
32.  Execution of Agreement                                                   39
33.  Alterations and Additions                                                39
34.  Successors Bound                                                         39
35.  Severability                                                             39
36.  Compliance with Law                                                      40
37.  Notices                                                                  40
     Testimonium                                                              40
     Annexes
     Schedules

ANNEXES AND SCHEDULES


ANNEXES

Annex 1     --  SEA-ME-WE 3 Network Distances
Annex 2     --  SEA-ME-WE 3 Configuration
Annex 3     --  Progressive Incentive Pricing Scheme (PIPS)
Annex 4     --  Terms of Reference for Subcommittees, Procurement Group, Network
                Administrator and the Central Billing Party
Annex 5     --  Source of Rates for Financial Charges
Annex 6     --  Integration of Tagide-2 into SEA-ME-WE 3
Annex 7     --  Segment S3 Arrangements

SCHEDULES

Schedule A  --  Parties to the Agreement
Schedule B  --  Voting Interests,  Ownership of Segment S, Allocation of Capital
                and Operation and Maintenance Costs of Segment S
Schedule C  --  Interests in the Common Reserve Capacity
Schedule D  --  Allocation  of  Capital,  Operation  and  Maintenance  Costs  of
                Segment T
Schedule E  --  Summary of all Parties' MIU*km Capacity Allocation
Schedule F  --  Parties' Allocated Capacity and Assigned Capacity in MIU's
Schedule G  --  Initial Parties' Interests
Schedule H  --  Summary of Pool Capacity
Schedule I  --  Summary of Source of IRU Capacity
Schedule J  --  Summary of IRU Purchasers' Capacity
Schedule K  --  IRU Purchasers' Capacity in MIUs

                                   SEA-ME-WE 3
                     CONSTRUCTION AND MAINTENANCE AGREEMENT

This Agreement is made and entered into on this 15th of January 1997, between and among the Parties signatory hereto (hereinafter collectively called "Parties" and individually called "Party"), which Parties are identified at Schedule A attached hereto.


                                   WITNESSETH

WHEREAS:

A. The Parties intend to co-operate to provide and maintain an optical fibre cable system linking the Far East, South East Asia, the Indian Subcontinent, the Middle East and Western Europe, (hereinafter called "SEA-ME-WE 3"); and

B. KDD, TM, SINGTEL, INDOSAT, CAT, SLT, VSNL, ETISALAT, OPT, MOPTT, ARENTO, TELECOM ITALIA, FT/FCR, BT, DTAG, AT&T and TOCI, have signed on the 13th of December 1994 a "Memorandum of Understanding" (hereinafter called "MOU") for carrying out a joint study for the implementation of a high capacity fibre optic submarine cable system linking South East Asia, the Indian Subcontinent, the Middle East and Western Europe; and

C. By the "First Supplement to the Memorandum of Understanding" effective on the 3rd of November 1995, MARCONI, PTCL and TURK TELEKOM were admitted as parties to the MOU; and

D. By the "Second Supplement to the Memorandum of Understanding" effective on the 1st of March 1996, OTE was admitted as a party to the MOU; and

E. By the "Third Supplement to the Memorandum of Understanding" effective on the 28th of May 1996, TELSTRA was admitted as a party to the MOU; and

F. By the "Fourth Supplement to the Memorandum of Understanding" effective on the 26th of July 1996, GTO was admitted as a party to the MOU; and

G. KDD, KT, CT, ITDC, HKTI, CTM, PLDT, VNPT JTB, TM, SINGTEL, and MPT have signed on the 11th of November 1996 a "Memorandum of Understanding No. 1 on the Implementation of the SEA-ME-WE 3 Extension" (hereinafter called the "MOU 1"), for carrying out the implementation of a high capacity fibre optic submarine cable system linking their respective countries, territories, or places as appropriate; and

H. By the "Fifth Supplement to the Memorandum of Understanding" effective on the 26th of November 1996, ONPT was admitted as a Party to the MOU, and SLTL was recognised as the legal successor to SLT; and

I. By the "Sixth Supplement to the Memorandum of Understanding" effective on the 27th of November 1996. Belgacom was admitted as a Party to the MOU; and

J. By the "Additional Memorandum of Understanding" effective on the 27th of November 1996, CYTA were admitted as a Party to the MOU; and

K. By the "Memorandum of Understanding on the Integration of the SEA-ME-WE 3 Cable and the SEA-ME-WE 3 Extension", effective on the 27th of November 1996, the parties to the MOU and the parties to the MOU-1 agreed to integrate their respective cable projects into a single cable project.

L. The Parties now desire to define the terms and conditions upon which SEA-ME-WE 3 shall be engineered, provided, constructed, operated and maintained;

Now therefore, it is hereby agreed by and between the Parties as follows:

1.   DEFINITIONS AND INTERPRETATIONS

1.1  The  following  definitions  shall  apply  to  certain  terms  used in this
     Agreement:

Accounting Practice:
     An accounting practice which meets international standards or requirements laid down by applicable laws and professional organisations appropriate to a Party.

Agreement:
     This SEA-ME-WE 3 Construction and Maintenance Agreement.

Basic System Payload Module:
     A Virtual Container 4 (VC4) in accordance with ITU-T Recommendation G.707.

Bit Sequence Independence:
     The property of a binary transmission channel, telecommunications circuit or connection, that permits all sequences of binary signal elements to be conveyed over it at its specified bit rate, without change to the value of any signal elements, in accordance with ITU-T Recommendation G.701, Paragraph 2.

Branching Unit:
     Equipment that permits interconnection between 3 cable sections and provides the optical fibre and power conductor between 3 cable sections.

Cable Landing Point:
     The beach joint, or the mean low water mark of ordinary spring tides if there is no beach joint.

Cable System Interface:
     The nominal STM-1 digital optical or electrical input/output ports on the digital/optical distribution frame (excluding the digital/optical or electrical distribution frame itself) where the Basic System Payload Module connects with other transmission facilities or equipment.

Capacity:
     Capacity shall be categorised as follows, (with items (ii), (iii), (iv), (v) and (vi) expressed in terms of MIU*kilometre)

     (i) Design Capacity: The capacity of Segment S of SEA-ME-WE 3 provided under the Supply Contract.

     (ii) Allocated Capacity: Capacity which is allocated to a Party in return for its financial investment, and which comprises the Assigned Capacity, Reserve Capacity and Pool Capacity.

     (iii)Assigned Capacity: Capacity which is assigned to a Party in specific Paths of SEA-ME-WE 3.

     (iv) Reserve Capacity: Capacity acquired by a Party on an unmatched basis for its intended future assignments.

     (v) Pool Capacity: Capacity acquired by a Party on an unmatched basis for transfer on an Indefeasible Right of Use (IRU) basis, and the collective sum of such capacity acquired by each Party.

     (vi) Priority Pool Capacity: Pool Capacity which has priority in meeting SEA-ME-WE 3 IRU sales between Sesimbra and Penmarch until the 31st of December 2000, as detailed in Annex 6.

     (vii)Common Reserve Capacity (CRC): Capacity in excess of the Allocated Capacity, which is not allocated to any specific Party.

     (viii) Restoration Capacity: Capacity within the Common Reserve Capacity made available for in-system restoration and the restoration of other systems.

     (ix) SEA-ME-WE 3 IRU: Capacity purchased in SEA-ME-WE 3 on an Indefeasible Right of Use (IRU) basis.


Carriers:
     All of the Parties to this Agreement, except TOCI, and international telecommunications entities not Parties hereto authorised or permitted under the laws of its respective country, territory or place to acquire and use cable capacity on an IRU basis pursuant to Paragraph 14.

Existing Carriers:
     International telecommunications entities which were authorised or permitted under the laws of their respective countries, territories or places on or before the 1st of September 1996 to acquire and use capacity on an IRU basis.

Initial Parties:
     Means KDD, KT, CT, ITDC, HKTI, CTM, PLDT, VNPT, JTB, TM, SINGTEL, INDOSAT, TELSTRA, CAT, MPT, SLTL, VSNL, PTCL, GTO, ETISALAT, OPT, MOPTT, ARENTO, CYTA, TURK TELEKOM, OTE, TELECOM ITALIA, ONPT, MARCONI, FT/FCR, BT, BELGACOM, DTAG, AT&T, and TOCI.

Interconnection Equipment:
     The equipment in each terminal station interconnecting Segments S1, S2, S3, S4, S5, S6, S7, S8, S9, and S10, one with another, as appropriate, and to the Cable System Interface.

MIU: A unit of capacity mapped onto a VC12 with effective usage of 2.048 Mbit/s in each direction. A maximum of 63 MIU may be carried in one (1) Basic System Payload Module.

MIU*kilometre or MIU*km
     A unit of capacity in SEA-ME-WE 3 which shall consist of two one-half interests in a MIU multiplied by one (1) kilometre of the Network Distance.

Network Distance:
     The virtual distance of each Path of SEA-ME-WE 3 in kilometres, which is specified in Annex 1 of this Agreement.

Paid
     Meaning that the funds referred to are available for immediate use by the recipient, or the Central Billing Party as appropriate.

Path:The connectivity in SEA-ME-WE 3 between any two Cable System Interfaces, independent of the actual physical links used to connect these Cable System Interfaces.

Path Assignment:
     An allocation of capacity to a Party or two Parties on a specific Path in SEA-ME-WE 3.

Ready for Service Date:
     The Ready For Service Date, hereinafter called "RFS Date", shall be considered as the date at which the Parties agree to place the entire SEA-ME-WE 3 into operation for customer service and shall be on or before the 30th of March 1999, or such other date as may be agreed by the Management Committee.

Ready For Provisional Acceptance Date:
     The date on which Segment S of SEA-ME-WE 3 is accepted by the Procurement Group on behalf of the Parties. The Ready for Provisional Acceptance Date (hereinafter called "RFPA Date") shall be on or before 1st of December 1998 with the exception of Segment S1 and S2, which shall be on or before 1st of March 1999 and Segment S7 which shall be on or before 1st of July 1998) or such other dates as may be agreed upon by the Management Committee.

Segment Ready For Service Date:
     The Segment Ready For Service Date, hereinafter called the "Segment RFS Date", shall be on or before 31st of December 1998 for Segments S3 - S10, and on or before 30th March 1999 for Segments S1 and S2 or such other date as may be agreed upon by the Management Committee.

Supply Contract
     The contracts placed by the Procurement Group on behalf of the Parties for the supply of Segment S of SEA-ME-WE 3.

Tagide-2 Parties:
     Means PTA, BELGACOM, TELEGLOBE, TD, FINNET, TFIN, FT/FCR, DTAG, OTF, BTE, LPTT, TELENOR, MARCONI, ROSTEL, TSA, TELIA, SWISST, MCL, AT&T, TOCI, SPRINT and MCII.

Terminal Parties:
     Means KDD, KT, CT, ITDC, HKTI, CTM, PLDT, VNPT, JTB, TM, SINGTEL, INDOSAT, TELSTRA, CAT, MPT, SLTL, VSNL, PTCL, GTO, ETISALAT, OPT, MOPTT, ARENTO, CYTA, TURK TELEKOM, OTE, TELECOM ITALIA, ONPT, MARCONI, FT/FCR, BT, BELGACOM and DTAG.

1.2  Schedules and Annexes

     The Schedules and Annexes to this Agreement, and any written amendments thereto or any Schedules or Annexes substituted therefore, shall form part of this Agreement, and any Paragraph which contains a reference to a Schedule or Annex shall be read as if the Schedule or Annex was set out at length in the body of the Paragraph itself. In the event that there is any conflict between the terms and conditions of this Agreement and the Schedules and Annexes to this Agreement, the terms and conditions of this Agreement shall prevail.

1.3  Headings

     The headings in this Agreement are inserted for convenience only and shall be ignored in construing this Agreement.

1.4  Entire Agreement

     This Agreement represents the entire understanding and agreement between the Parties in relation to the matters dealt with herein, and supersedes all previous representations, understandings and agreements, whether oral or written, relating thereto.

1.5  Interpretation

     Where the sense requires, words denoting the singular only shall also include the plural and vice versa. References to persons shall include firms and companies and vice versa. Reference to the male shall include the female.

2.   SEA-ME-WE 3 CONFIGURATION

2.1  The configuration of SEA-ME-WE 3 shall be as shown in Annex 2.

2.2 The planning and development of SEA-ME-WE 3 shall be suitable for implementation of SEA-ME-WE 3 at the RFS Date defined in Paragraph 1, using the appropriate transmission rate in the synchronous digital hierarchy to meet the capacity requirements of the Parties.

2.3 In accordance with the arrangements contained in Annex 6, the Tagide-2 and SEA-ME-WE 3 Parties agree to integrate the Tagide-2 cable system into SEA-ME-WE 3.

3.   MANAGEMENT COMMITTEE AND SUBCOMMITTEES

3.1 The Parties shall hereby establish a committee (hereinafter called the "Management Committee"), for the purpose of directing the progress of the engineering, provision, installation, bringing into service and continued operation of SEA-ME-WE 3. Except as otherwise stated in this Agreement, (which exception shall include decisions on procurement which shall be made by the Procurement Group in accordance with their Terms of Reference as contained in Annex 4 hereto), the Management Committee shall make all decisions necessary on behalf of the Parties to effectuate the purposes of this Agreement -- shall provide the Chairman of the Management Committee.

3.2 The Management Committee shall consist of a Chairman and one representative from each of the Parties to this Agreement. The Chairman may appoint one secretary to assist him. Two or more Parties may designate the same person to serve as their representative at specific meetings of the Management Committee and its subcommittees (established pursuant to Paragraph 3.10 of this Agreement). The Management Committee shall meet on the call of the Chairman or whenever requested by one or more Parties together representing at least five per cent (5%) of the total voting interests specified in Schedule B. The Chairman shall give the Parties at least thirty (30) days' advance notice of each meeting, together with a copy of the draft agenda. Such notice period may be reduced if Parties representing at least seventy-five per cent (75%) of the total voting interests are in agreement. Documents for discussion at the meeting should be made available to the Parties at least fourteen (14) days before the meeting, but the Management Committee may agree to discuss papers distributed on less than fourteen
     (14) days' notice, with the consent of all the Parties.

3.3 Meetings of the Management Committee shall be considered to have a quorum if the sum of the votes which the attending Parties hold or represent is equal to at least sixty six per cent (66%) of the total voting interests, as specified in Schedule B.

3.4 All decisions made by the Management Committee shall be subject, in the first place, to consultation among the Parties, which shall make every reasonable effort to reach agreement with respect to matters to be decided. However, in the event agreement cannot be reached, the decision shall be carried on the basis of a vote. The vote shall be carried by a majority (more than 50%) of the total percentage voting interest specified in Schedule B unless otherwise stated in this Agreement. A member of the Management Committee representing more than one Party shall separately cast the vote to which each Party he represents is entitled.

3.5 Any Party not represented at a Management Committee meeting, but entitled to vote, may vote on any matter on the agenda of such a meeting by either appointing a proxy in writing or giving notice of such vote to the Chairman prior to the submission of such matters for vote at such meetings.

3.6 If, following the call for a Management Committee meeting, the Chairman has not received confirmation of attendance by the Parties such that a quorum for a Management Committee shall be achieved, he shall, within ten (10) days after the scheduled meeting, send out invitations to all Parties for a new meeting with the same working agenda, indicating the circumstances for re-scheduling the meeting. In such cases, no quorum shall be required and, notwithstanding paragraph 3.4, any vote shall be carried by a majority (more than 50%) of the voting interests cast

3.7 If the Management Committee Chairman deems it appropriate, he may require the Parties to determine by correspondence any proposal received from one of the Parties which could validly be determined at a meeting of the Management Committee if duly held for that purpose. If such procedure is required as aforesaid, or if at any time the Parties agree to adopt such procedure, each Party entitled to vote shall cast its vote within fourteen
     (14)  days  after  the  proposal  is  issued  by the  Management  Committee
     Chairman. In the case where the Parties are required to vote on and determine any proposal where the matter presented for consideration by its nature requires determination in less than fourteen (14) days, and such fact and lesser period are so stated in the notice submitting the proposal, the Parties shall cast their votes by letter, facsimile or telex within such lesser period, which shall not be less than five (5) days after the proposal is issued.

3.8 The Management Committee Chairman shall give prompt notice of the results of any such voting to the Parties and any decision so taken shall be binding on the Parties.

3.9 No decision of the Management Committee, its subcommittees, or any other groups established by the Management Committee shall override any provisions of this Agreement or in any way diminish the rights of, or prejudice the interests granted to, any Party under this Agreement.

3.10 To aid the Management Committee in the performance of its duties, the following subcommittees shall be formed. These subcommittees shall comprise a representative of each Party, under the direction of the Management Committee, and shall be responsible for their respective areas of interest listed in Annex 4 and any other areas of interest designated by the Management Committee.

     (i) Capacity Assignment, Routing and Restoration Subcommittee (hereinafter called "AR&RSC"),** shall provide the Chairman of the AR&RSC.

     (ii) Operation and Maintenance Subcommittee (hereinafter called "O&MSC"),** shall provide the Chairman of the O&MSC.

     (iii)Financial  and   Administrative   Subcommittee   (hereinafter   called
          "F&ASC"),** shall provide the Chairman of the F&ASC.

     Each of the above subcommittees may, at their discretion, establish other subordinate groups, who will report directly to the relevant subcommittee, to assist them in the performance of their responsibilities.

3.11 The Management Committee may establish such other subcommittees or groups as it shall determine at its discretion to provide assistance in the performance of its responsibilities. The Chairman of such subcommittees shall be provided from the Terminal Parties.

3.12 The subcommittees shall meet as required, and at least once annually between the effective date of this Agreement and the RES Date. Meetings of a subcommittee may be called to consider specific questions at the discretion of its Chairman, or whenever requested by one or more Parties representing at least five per cent (5%) of the total voting interests specified in Schedule B. The respective Chairman of each subcommittee, or a designated representative of each subcommittee, shall attend the

     Management Committee meetings and meetings of each other subcommittee in an advisory capacity as necessary. After the RFS Date, the Management Committee shall determine whether any of its subcommittees should remain in existence. If the Management Committee determines that one or more of its subcommittees shall not remain in existence, the responsibilities assigned to a subcommittee whose existence has been terminated shall revert to the Management Committee.

4.   PROCUREMENT GROUP

4.1 A Procurement Group shall also be established under the direction of the Management Committee, comprising representatives from the Terminal Parties. This group shall act as an agent for the Parties and be solely responsible, on a joint but not several basis, for all actions as may be required by the Management Committee to execute the Supply Contract(s) with the supplier to provide Segment S of SEA-ME-WE 3. The Procurement Group may, at its discretion, establish other sub-ordinate groups, who will report directly to the Procurement Group, to assist it in the performance of its responsibilities.

4.2 Notwithstanding Paragraph 4.1, the MOU signatories shall continue to be responsible, until the signing of the Supply Contract for Segments S3 - S10 of SEA-ME-WE 3, for the adjudication of tenders and the contract negotiations leading to the execution of the Supply Contract for Segments S3 - S10 of SEA-ME-WE 3.

4.3 Notwithstanding Paragraph 4.1, the MOU-1 signatories shall continue to be responsible, until the signing of the Supply Contract for Segments S1 and S2 of SEA-ME-WE 3, for the adjudication of tenders and the contract negotiations leading to the execution of the Supply Contract for Segments S1 and S2 of SEA-ME-WE 3.

4.4 In the performance of the activities referred to in Paragraphs 4.2 and 4.3, the signatories of the MOU and MOU-1 will liaise closely with the Procurement Group established under this Agreement to ensure the effective integration of Segments S3 - S10 with Segments S1 and S2.

4.5  The Procurement Group shall have terms of reference contained in Annex 4.

4.6 The Procurement Group shall undertake the ongoing tasks of co-ordinating and managing the overall project during the engineering, provision and construction of SEA-ME-WE 3.

4.7 The Procurement Group shall continue to function until the Supply Contract is complete, unless otherwise determined by the Management Committee.

4.8 The Chairman of the Procurement Group shall attend Management Committee meetings and subcommittee meetings in an advisory capacity as necessary.

5.   SEA-ME-WE 3 SEGMENTS

5.1 In accordance with the arrangements contained in this Agreement, SEA-ME-WE 3 shall be engineered, provided, constructed, maintained and operated between a terminal station at Okinawa, a terminal station at Keoje, terminal stations at Shanghai and Shantou, terminal stations at Toucheng and Fangshan, a terminal station at Deep Water Bay, a terminal station at Taipa, a terminal station at Batangas, a terminal station at Danang, a terminal station at Tungku, a terminal station at Mersing, a terminal station at Tuas, a terminal station at Jakarta, a terminal station at Perth, a terminal station at Medan, a terminal station at Penang, a terminal station at Satun, a terminal station at Pyapon, a terminal station at Mount Lavinia, terminal stations at Cochin and Mumbai, a terminal station at Karachi, a terminal station at Muscat, a terminal station at Fujairah, a terminal station at Djibouti, a terminal station at Jeddah, terminal stations at Suez and Alexandria, a terminal station at Yeroskipos, a terminal station at Marmaris, a terminal station at Chania, a terminal station at Mazara Del Vallo, a terminal station at Tetuan, a terminal station at Sosimbra, a terminal station at Penmarch, a terminal station at Goonhilly, a terminal station at Oostende and a terminal station at Norden. For the purposes of this Agreement, SEA-ME-WE 3 shall be regarded as consisting of Segments T and 9.

5.2  Segment T shall comprise the following segments:

     SEGMENT T1:    The terrestial segment at Okinawa (KDD),
     SEGMENT T2:    The terrestial segment at Keoje (KT),
     SEGMENT T3:    The terrestial segment at Shanghai (CT),
     SEGMENT T4:    The terrestial segment at Toucheng (ITDC),
     SEGMENT T5:    The terrestial segment at Fangshan (ITDC),
     SEGMENT T6:    The terrestial segment at Shantou (CT),
     SEGMENT T7:    The terrestial segment at Deep Water Bay (HKTI),
     SEGMENT T8:    The terrestial segment at Taipa (CTM),
     SEGMENT T9:    The terrestial segment at Batangas (PLDT),
     SEGMENT T10:   The terrestial segment at Danang (VNPT),
     SEGMENT T11:   The terrestial segment at Tungku (JTB),
     SEGMENT T12:   The terrestial segment at Mersing (TM),
     SEGMENT T13:   The terrestial segment at Tuas (SINGTEL),
     SEGMENT T14:   The terrestial segment at Jakarta (INDOSAT),
     SEGMENT T15:   The terrestial segment at Perth (TELSTRA),
     SEGMENT T16:   The terrestial segment at Medan (INDOSAT),
     SEGMENT T17:   The terrestial segment at Penang (TM),
     SEGMENT T18:   The terrestial segment at Satun (CAT),
     SEGMENT T19:   The terrestial segment at Pyapon (MPT),
     SEGMENT T20:   The terrestial segment at Mount Lavinia (SLTL),
     SEGMENT T21:   The terrestial segment at Cochin (VNSL),
     SEGMENT T22:   The terrestial segment at Mumbai (VNSL),
     SEGMENT T23:   The terrestial segment at Karachi (PTCL),
     SEGMENT T24:   The terrestial segment at Muscat (GTO),
     SEGMENT T25:   The terrestial segment at Fujairah (ETISALAT),
     SEGMENT T26:   The terrestial segment at Djibouti (OPT),
     SEGMENT T27:   The terrestial segment at Jeddah (MOPTT),
     SEGMENT T28:   The terrestial segment at Suez (ARENTO),
     SEGMENT T29:   The terrestial segment at Alexandria (ARENTO),
     SEGMENT T30:   The terrestial segment at Yeroskipos (CYTA),
     SEGMENT T31:   The terrestial segment at Marmaris (TURK TELEKOM),
     SEGMENT T32:   The terrestial segment at Chania (OTE),
     SEGMENT T33:   The terrestial segment at Mazara Del Vallo (TELECOM ITALIA),
     SEGMENT T34:   The terrestial segment at Tetuan (ONPT),

     SEGMENT T35:   The terrestial segment at Sesimbra (MARCONI),
     SEGMENT T36:   The terrestial segment at Penmarch (FT),
     SEGMENT T37:   The terrestial segment at Goonhilly (BT),
     SEGMENT T38:   The terrestial segment at Oostende (BELGACOM),
     SEGMENT T39:   The terrestial segment at Norden (DTAG),

     Segments T1, T2, T3, T4, T5, T6, T7, T8, T9. T10,  T11, T12, T13, T14, T15,
     T16,  T17,  T18, T9, T20, T21, T22, T23, T24, T25, T26, T27, T28, T29, T30,
     T31, T32, T33, T34, T35, T36, T37, T38 and T39 shall each consist of an appropriate share of the land, civil works and buildings at the specified locations for the cable landing, the terminal station and the cable rights-of-way and ducts between between a terminal station and its respective Cable Landing Point, and an appropriate share of common services and equipment, including any multiplex equipment necessary to operate and interface between the SEA-ME-WE 3 Cable System Interface and the nominal 2Mbit/s operating point, solely and directly associated with Assigned Capacity connecting with SEA-ME-WE 3.

5.3 Segment S shall consist of the whole of the submarine cable system provided between the Cable System Interfaces at the terminal stations at Okinawa, Keoje, Shanghai, Toucheng, Fangshan, Shantou, Deep Water Bay, Taipa, Batangas, Danang, Tungku, Mersing, Tuas, Jakarta, Perth, Medan, Penang, Satun, Pyapon, Mount Lavinia, Cochin, Mumbai, Karachi, Muscat, Fujairah, Djibouti, Jeddah, Suez, Alexandria, Yeroskipos, Marmaris, Chania, Mazara Del Vallo, Tetuan, Sesimbra, Penmarch, Goonhilly, Oostende and Norden. All cable links within Segment S shall contain at least two fibre pairs. SEA-ME-WE 3 can be considered as a main trunk linking Germany, the UK, France, Portugal, Egypt, Djibouti, India, Singapore, Australia and Japan, with connection to the other terminal stations being achieved through Branching Units which exploit the wavelength division multiplexing capability of the system. The main trunk shall contain at least 2 fibre pairs and each fibre pair shall be capable of operating at a minimum of 10Gbit/s, providing a minimum of 64 Basic System Payload Modules in each fibre pair. For the purposes of this Agreement, Segment S shall be regarded as consisting of the following Segments;

     SEGMENT S1
          That part of Segment S between the Cable System Interfaces in terminal stations at Okinawa, Keoje, Shanghai, Toucheng, Fangshan, and Shantou.

     SEGMENT S2
          That part of Segment S between the Cable System Interfaces in terminal stations at Shantou, Deep Water Bay, Taipa, Batangas, Danang, Tungku, Mersing and Tuas.

     SEGMENT S3
          That part of Segment S between Tuas, Jakarta and Perth.

     SEGMENT S4
          That part of Segment S between Tuas, Medan, Ponang, Satun, Pyapon, Mount Lavinia, Cochin and Mumbai.

     SEGMENT S5
          That part of Segment S between the Cable System Interfaces in the terminal stations at Mumbai, Karachi, Muscat, Fjairah, and Djibouti.

     SEGMENT S6
          That part of Segment S between the Cable System Interfaces in the terminal stations at Djibouti, Jeddah and Suez.

     SEGMENT S7
          That part of Segment S between the Cable System Interfaces in Suez and Alexandria. Segment S7 shall consist of dedicated fibre pairs in two different buried terrestrial cables laid across Egypt on two different and separate routes, each providing sufficient capacity to accommodate the whole system capacity required between Suez and Alexandria.

          Segment S7 shall include:

     (i) two diverse transmission cables equipped with appropriate repeaters, route switching equipment, joint housings and, if required, any intermediate transmission and power equipment between Suez terminal station and Alexandria terminal station.

     (ii) any interconnection Equipment which shall groom all payload virtual containers within SEA-ME-WE 3 as required and approved by the Management Committee, in order to meet the internal connectivity requirements of SEA-ME-WE 3.

     SEGMENT S8
          That part of Segment S between the Cable System Interfaces in the terminal stations at Alexandria, Yeroskipos, Marmaris, Chania, Mazara Del Vallo, Tetuan and Sosimbra.

     SEGMENT S9
          That part of Segment S between the Cable System Interfaces in the terminal stations at Sesimbra and Penmarch.

     SEGMENT S10
          That part of Segment S between the Cable System Interfaces in the terminal stations at Penmarch, Goonhilly, Oostende and Norden.

5.4  Segments S1, S2, S3, S4, S5, S6, S8, S9 and S10 shall each include:

     (i) all transmission, power feeding, system management and special test equipment directly associated with the submersible plant, located in their respective terminal stations, and including the Cable System Interfaces;

     (ii) the transmission cable equipped with appropriate repeaters, Branching Units and joint housings between a terminal station and another terminal station.

     (iii)the sea earth cable and electrode system or the land earth system, or an appropriate share thereof, associated with the terminal power feeding equipment at the respective terminal station.

     (iv) the Interconnection Equipment which shall groom all payload virtual containers within SEA-MI-WE 3 as required and approved by the ???

          Committee in order to meet the internal connectivity requirements of SEA-ME-WE 3.

6.   PROVISION, CONSTRUCTION AND OWNERSHIP OF SEGMENTS AND S

6.1 The following Parties shall own, provide and agree to act as the Terminal party for the following Segments;

    SEGMENT         PARTY
       T1             KDD
       T2              KT
       T3              CT
  T4 and T5          ITDC
       T6              CT
       T7             HKTI
       T8             CTM
       T9             PLDT
      T10             VNPT
      T11             JTB
  T12 and T17          TM
      T13          SINGTEL
  T14 and T16      INDOSAT
      T15          TELSTRA
      T18             CAT
      T19             MPT
      T20             SLTL
  T21 and T22         VSNL
      T23             PTCL
      T24             GTO
      T25          ETISALAT
      T26             OPT
      T27            MOPTT
  T28 and T29        ARENTO
      T30             CYTA
      T31             TURK
                    TELEKOM
      T32             OTE
      T33           TELECOM
                     ITALIA
      T34             ONPT
      T35           MARCONI
      T36              FT
      T37              BT
      T38           BELGACOM
      T39             DTAG

6.2 The Terminal Parties shall make available to the other Parties hereto any reasonable information requested by any Party relating to the engineering, provision, construction, or installation of Segment T. The various Segments of Segment T shall be provided in sufficient time to permit SEA-ME-WE 3 to be placed into operation by the Segment RFS Date of the Segment S to which it connects.

6.3 Ownership of Segment S and voting interests shall be based upon the financial investment of each Party, as shown in Schedule B to this Agreement, and in accordance with Annex 7. Segment S of SEA-ME-WE 3 shall be owned by the Parties in common and undivided shares, apart from Segment S7, which shall be owned solely by Arento, and Segment S3, which shall be owned in accordance with Annex 7.

6.4 The provision of Segment S shall be through a Supply Contract to be placed by the Procurement Group with suppliers, subject to approval by the Management Committee. The provision of Segment S9 shall be as detailed at Annex 6.

6.5 Each of the Parties shall be entitled, on request and at its own expense, to receive from the Procurement Group a copy of the Supply Contract, subject to the acceptance by each such Party of any reasonable conditions of confidentiality imposed by the Supply Contract.

6.6 The Procurement Group shall ensure that the Supply Contract specifies that Segment S is to be provided by the required RFPA Date.

6.7 The Procurement Group shall ensure that the Supply Contract shall afford them, or their designated representatives, reasonable rights of access to examine, test, and inspect the SEA-ME-WE 3 cable equipment, material, supplies and installation activities.

6.8 In the event that Segment S fails to meet the specifications referred to in the Supply Contract for its provision, fails to provide the specified capacity, or is not engineered, provided, installed and ready in sufficient time to meet the RFPA Date as specified in the Supply Contract, or if the supplier is otherwise in material breach of the Supply Contract, the Procurement Group, as an agent of the Parties to this Agreement, may, pursuant to this Paragraph 6 and in accordance with the Supply Contract, take such actions as may be necessary to exercise the rights and remedies available under the terms and conditions of the Supply Contract. Such actions by the Procurement Group shall be subject to any direction deemed necessary by the Management Committee.

6.9 The members of the Procurement Group shall not be liable to any other Party for any loss or damage sustained by reason of a supplier's failure to perform in accordance with the terms and conditions of its Supply Contract, or as a result of SEA-ME-WE 3 not meeting the RFPA Date as specified in the Supply contract, or if SEA-ME-WE 3 does not perform in accordance with the technical specifications and other requirements of the Supply Contract, or if SEA-ME-WE 3 is not integrated or placed into operation. The Parties recognise that the Procurement Group does not guarantee or warrant;

     (i)  the performance of the Supply Contract by the supplier,

     (ii) the performance or reliability of Segment S, or

     (iii) that SEA-ME-WE 3 shall be integrated or placed into operation

8.4 In determining the operation and maintenance cost or the Terminal Station Right on Use, the Terminal Parties have taken into account an estimate of costs reasonably incurred in operating and maintaining the facilities involved, including, but not limitedto, the cost of attendance, testing, adjustments, repairs and replacements, customs duties, taxes (except income tax as imposed upon the net income of a Party) paid in respect of such facilities, billing activities, administrative costs, appropriate financial charges, and costs and expenses reasonably incurred on account of claims made by or against other persons in respect of such facilities or any part thereof, and damages or compensation payable by the terminal station owner on account of such claims, costs, expenses, damages, or compensation payable to or by the terminal station owner on account of claims made against other persons.

8.5 Where the use of a terminal station or of certain equipment situated therein, such as power supply or testing and maintenance equipment, is shared by SEA-ME-WE 3 and other communications systems terminating at that terminal station, the Terminal Station Right of Use capital and operating and maintenance charges shall reflect such sharing arrangements.

8.6 In the event that an agreement for another cable system utilising any terminal station of SEA-ME-WE 3 is terminated prior to the termination of this Agreement, the owner of the terminal station in question shall ensure that the terminal station shall be available for SEA-ME-WE 3 for the duration of this Agreement on fair and equitable terms. If the terminal station in question is not available for the landing and terminating of SEA-ME-WE 3 for any reason, the relevant owner, with the agreement of the Patrics hereto, shall take all necessary measures to ensure that another appropriate terminal station in the country of that owner shall be available for SEA-ME-WE 3 for the duration of this Agreement on terms and conditions similar to those contained in this Agreement.

8.7 The F&ASC shall establish, for approval by the Management Committee, the billing and payment procedures for payments due in accordance with this Paragraph 8. Such procedures shall specifically establish the billing and payment procedures to reflect changes to Parties' categorisation of capacity and any associated modification to Schedule D. Such procedures shall ensure that financial adjustments required due to a modification of Schedule D shall take place no more frequently than once a year.

8.8 Payments due under this Paragraph 8 shall be made in accordance with the following principles:

     (i) On the RFPA Date, or as soon after as practicable, the Terminal Parties bill the Parties for the capital cost of the Terminal Station Right of Use.

     (ii) The Parties shall be billed individually by the Terminal Parties, as appropriate, for the Terminal Station Right of Use operation and maintenance costs.

     (iii)The billed Party shall pay such bills to the Terminal Party within forty-five (45) days from the date on which the bills were rendered. Bills shall be payable in the currency in which the bill is rendered.

8.9 For any part of Segment T, nothing contained in this Agreement shall vest or be deemed to vest in any Party, other than the relevant Terminal Party, any salvage rights in that Segment, in the respective terminal station or any terminal station substituted thereof.

8.10 Notwithstanding Paragraph 8.1 of this Agreement, a Party thereby granted a Terminal Station Right of Use interest in Segment T may, prior to the commencement of that Terminal Station Right of Use interest, elect to renounce its Terminal Station Right of Use entitlement and to instead have use of any Segment T for the duration of this Agreement on such terms and conditions as are agreed between that Party and the relevant Terminal Party, and in such event the provisions of Paragraphs 8.1-8.8 of this Agreement shall apply in relation to such use except insofar as they may be modified by such agreements.

8.11 The Terminal Parties agree to grant a Terminal Station Right of Use to SEA-ME-WE 3 IRU purchasers.

9.   DEFINITION OF SEGMENT S CAPITAL COSTS

9.1 Segment S capital costs, (hereinafter referred to as "Segment S Capital Costs"), are the costs incurred in connection with the engineering, provision, construction, and installation of Segment S, or causing it to be engineered, provided constructed and installed, and shall include:

     (i) appropriate costs, including appropriate financial charges, incurred under the MOU and the MOU-1 in respect of specific activities such as desk top surveys and marine surveys;

     (ii) those costs payable to the supplier under the Supply Contract attributable to Segment S;

     (iii)those costs directly incurred by the Terminal Parties, which shall be fair and reasonable in amount and not included in the Supply Contract, and which have been directly and reasonably incurred for the purpose of, or to be properly chargeable in respect of, such engineering, provision, construction, installation and laying of Segment S, including, but not limited to, the costs of engineering, design, materials, manufacturing, procurement and inspection, installation, removing (with appropriate reduction for salvage), cable ship and other ship costs, route survey, burying, testing associated with laying or installation, customs duties, taxes (except income tax imposed on the net income of a Party), appropriate financial charges, supervision, billing activities, overheads and insurance or a reasonable allowance in lieu of insurance if such Party elects to carry a risk itself, being a risk which is similar to one against which a supplier has insured or against which insurance is usual or recognised or would have been reasonable.

     (iv) those costs and expenses incurred by the Central Billing Party to be appointed pursuant to Paragraph 10.2, up to the RFS Date, in fulfilling its responsibilities as set forth in Annex 4;

     (v) those costs and expenses incurred by the Network Administrator up to the RFS Date in fulfilling its responsibilities as set forth in Annex 4.

9.2 The Segment S Capital Costs shall include Procurement Group costs but exclude costs incurred by the Parties hereto in the holding of Management Committee meetings, and meetings of its subcommittees or groups established pursuant to Paragraphs 3.10 and 3.11.

9.3 For the purpose of this Agreement, the cost of the repair or replacement of any part of SEA-ME-WE 3 in the event of damage or loss arising during construction, laying, ???, which is

10.  ALLOCATION AND BILLING OF SEGMENT S CAPITAL COSTS

10.1 The Segment S Capital Costs as defined in Paragraph 9, including any additional work or property incorporated into Segment S subsequent to the RFPA Date by agreement of the Management Committee, shall be borne by the Parties in the proportions set forth in Schedule B. Notwithstanding the above, the Segment S Capital Costs attributable to Segment S3 shall be borne in accordance with Annex 7.

10.2 The Management Committee shall appoint a Central Billing Party (CBP) from among the Terminal Parties. The terms of reference for the CBP are as set forth in Annex 4.

10.3 Unless the Management Committee authorises changes to the procedures for the rendering of bills for Segment S Capital Costs, the CBP shall promptly render bills to each of the Parties for their pro rata share of the costs due and included in the Supply Contract, in accordance with Schedule B and the billing and payment procedures established by the F&ASC and approved by the Management Committee. The Terminal Parties shall each render bills to the CBP for such Party's costs incurred in accordance with Paragraph 9, for non supply contract activities (including appropriate financial charges), but not more frequently than once a quarter. All bills shall contain a reasonable amount of detail to substantiate the bills. On the basis of such bills, the Parties concerned shall make payments to the CBP or to such entities as the CBP may designate, in accordance with billing and payment procedures approved by the Management Committee. Each Party shall pay the CBP the amount it owes within forty-five (45) days from the date on which the bills were rendered by the CBP. Bills shall be payable in the currency in which the bill is rendered.

10.4 As soon as practicable after the RFS Date, the amount of each Party's share of Segment S Capital Costs shall be computed by the CBP as appropriate and it shall make appropriate adjustments and render any necessary bills or arrange any necessary refunds by way of final settlement, in order that each Party may bear its proper share of costs, in accordance with the percentage shares detailed at Schedule B.

10.5 For the purposes of this Agreement, financial charges shall be computed as applicable on a daily basis from the date the cost is incurred until the date payment is due, at a rate equal to the lowest publicly announced prime rate or minimum commercial lending rate, however described, for 90 day loans in the currencies of the Terminal Parties or the currency of billing, as applicable, charged by established commercial banks in the countries concerned on the fifteenth day of the month in which the costs were incurred by the billing parties. If such a day is not a business day, the rate prevailing on the next business day shall be used. The source of the rate of such financial charges shall be as shown at Annex 5. The application of financial charges relating to costs incurred for Segment S shall be limited to a maximum of 180 days, unless otherwise approved by the Management Committee.

10.6 Amounts billed and not Paid when due shall accrue extended payment charges from the day following the date on which payment was due until Paid. If the due date is not a business day, the due date shall be postponed to the next business day. For the purposes of this Agreement, extended payment charges shall be computed at 125% of the rate described in Paragraph 10.5 on the day following the date payment of the bill was due.

10.7 In the event that applicable law only allows the imposition of financial charges and extended payment charges at the rate below that established in accordance with this Paragraph 10, financial charges and extended payment charges shall be at the highest rate permitted by applicable law.

10.8 No refund of financial charges and no extended payment charges shall be made or imposed by the Central Billing Party or the billing Parties if the amount of charges involved is less than one hundred ($100) US Dollars or its equivalent in the billing currency.

10.9 In the case of bills containing costs billed on a preliminary billing basis, appropriate adjustments shall be made in subsequent bills after the actual costs involved are determined.

10.10 A bill shall be deemed to have accepted by the Party to whom it is rendered if that Party does not present written objection on or before the date when payment is due. If such objection is made, the CBP shall make every reasonable effort to settle promptly the dispute concerning the bill in question. If the objection is sustained and the billed Party has paid the disputed bill, the agreed overpayment shall be refunded to the billed Party by the CBP or the billing Party, as appropriate, promptly, together with any financial charges calculated thereon, at a rate determined in accordance with Paragraph 10.5 of this Agreement from the date of payment of the bill to the date on which the refund is transmitted to the billed Party. If the objection is not sustained and the billed Party has not paid the disputed bill, the said Party shall pay such bill promptly together with any extended payment charges calculated thereon at a rate determined in accordance with Paragraph 10.6 of this Agreement, from the day following the date on which payment was due until Paid. Nothing in this Paragraph 10.10 shall relieve a Party from paying those parts of a bill that are not in dispute, and, in the event of failure by a Party to do so, that Party shall pay thereon extended payment charges in accordance with Paragraph 10.6.

10.11 In the event that the actual cost of SEA-ME-WE 3 is lower than the budget, each Party's cost shall be reduced on a pro-rata basis in accordance with Schedule B, with no change to their Allocated Capacity. Where the actual cost is higher than the budget each Party's cost shall be increased on a pro-rata basis in accordance with Schedule B. In such an event, the Parties shall receive additional Allocated Capacity in return for the increased cost, as if the investment was made at the signing of this Agreement and the benefits of the progression incentive pricing scheme were applied.

11.   DUTIES AND RIGHTS AS TO OPERATION AND MAINTENANCE OF SEGMENTS

11.1 Each Terminal Party shall be solely responsible for the operation and maintenance of the Segment T identified in Paragraph 6.1 and that portion of Segment S between the

     Cable System Interface at the terminal station and its respective Cable Landing Point. Each Terminal Party shall use all reasonable efforts to operate and maintain, or cause to be operated and maintained, Segment T and the said portion of Segment S, economically and in efficient working order.

11.2 The Terminal Parties (for the purpose of Paragraph 11, collectively called the "Maintenance Authorities" and each individually called a "Maintenance Authority"), individually or collectively as appropriate shall use all reasonable efforts to maintain economically Segment S in efficient working order and with an objective of achieving effective and timely repairs when necessary.

11.3 Prior to the RFS Date, the Maintenance Authorities shall submit, for review by the O&MSC and approval by the Management Committee, appropriate practices and procedures for the continued operation and maintenance of Segment S. The Maintenance Authorities shall each provide information to the O&MSC regarding the practices and procedures for the continued operation and maintenance of their respective Segments. The Maintenance Authorities shall also furnish such budgetary estimates of the cost of such operation and maintenance of SEA-ME-WE 3 as the Management Committee may reasonably request. Following the RFS Date, the Maintenance Authorities shall provide the O&MSC and the Management Committee with such reports as it may reasonably require on the operation of SEA-ME-WE 3, including any proposals for planned repair or improvement work, together with appropriately revised budgetary estimates relating to the operation and maintenance of SEA-ME-WE 3. The O&MSC may review and amend the practices and procedures for the operation and maintenance of Segment S, subject to the approval of the Management Committee. The Management Committee may revise the allocation of responsibility for the operation and maintenance of Segment S.

11.4 The Maintenance Authorities shall have the right to deactivate Segment S, or any part thereof, in order to perform their duties. Prior to such deactivation, reasonable notice shall be given, and co-ordination shall be established with the other Parties. To the extent possible, sixty (60) days prior to initiating such action, the Maintenance Authorities involved shall advise the other Parties in writing of the timing, scope, and costs of significant planned maintenance operations, of significant changes to existing operations and maintenance methods and of contractual arrangements for cable ships or other maintenance facilities or devices that shall have a significant impact on operation or maintenance costs. Should one or more Parties representing at least five per cent (5%) of the total voting interests in SEA-ME-WE 3 specified in Schedule B wish to review such operation, change or arrangement prior to its occurrence, such Party or Parties shall notify the appropriate Maintenance Authorities and the O&MSC Chairman in writing within thirty (30) days of such advice. Upon such notification, the O&MSC shall initiate action to convene an ad hoc meeting for such a review.

11.5 Each Party that has designed or procured equipment used in SEA-ME-WE 3 shall give necessary information relating to the operation and maintenance of the equipment to the Maintenance Authority responsible for the operation and maintenance of the equipment to the Maintenance Authority responsible for the operation and maintenance of such equipment. Each Maintenance Authority with responsibility for the maintenance of any segment of SEA-ME-WE 3 shall grant to each other Maintenance Authority prompt access to information necessary for the performance of duties.

11.6 Each Maintenance Authority with respect to SEA-ME-WE 3 shall be authorised to pursue claims in its own name, on behalf of the Parties, in the event of any damage or loss to SEA-ME-WE 3, or any part thereto, and may file appropriate lawsuits or other proceedings on behalf of the Parties in accordance with Paragraph 23.3.

11.7 Under no circumstances shall any Party be liable to any other Party for any loss or damage sustained by reason of any failure in, or breakdown of, the facilities constituting SEA-ME- WE 3, or any interruption of service, whatsoever shall be the cause of such failure, breakdown, or interruption, and however long it shall last. If the Maintenance Authority responsible for operating and maintaining such facilities involved as specified in this Paragraph 11 fails to restore those facilities to efficient working order and operation within a reasonable time after having been called upon to do so by any other Party to whom capacity is assigned by this Agreement, the Management Committee may, to the extent that it is practical to do so, place or cause to be placed such facilities in efficient working order and operation, and charge the Parties their proportionate share of the costs reasonably incurred in doing so.

11.8 Each Party to this Agreement, at its own expense, shall have the right to inspect from time to time the operation and maintenance of any portion of SEA-ME-WE 3 and to obtain copies of the maintenance records. For this purpose, each Maintenance Authority responsible for maintaining any Segment of SEA-ME-WE 3 shall retain significant records, in accordance with Paragraph 13.7.

11.9 The Maintenance Authorities shall be entitled to establish the necessary agreements in respect of the crossings by Segment S of other undersea plant, including, but not limited to, pipelines, and may sign these agreements on behalf of the Parties after approval by the Management Committee, and shall provide the Parties with appropriate copies of these agreements on request.

12.  ALLOCATION AND BILLING OF OPERATION AND MAINTENANCE COSTS OF SEGMENT S

12.1 The costs of operating and maintaining Segment S of SEA-ME-WE 3 shall be shared by the Parties in the relevant proportions specified in Schedule B. Notwithstanding the above, the costs of operating and maintaining Segment S3 shall be borne in accordance with Annex 7.

12.2 The F&ASC shall be establish billing procedures for the operation and maintenance costs of Segment S, for approval by the Management Committee.

12.3 The operation and maintenance costs to which Paragraph 12.1 refers shall be the costs reasonably incurred in operating and maintaining the facilities involved after the RFPA Date, including, but not limited to, the costs of attendance, testing, adjustments, storage of plans and equipment, repairs (including repairs at sea) and replacements, cable ships (including an appropriate share of standby costs), cable depots, reburial and the replacement of plans, tools and test equipment, system restoration costs, customs duties, taxes (except income tax imposed upon the net income of a Party) paid in respect of such facilities, billing activities, the Network Administrator's and CBP's costs incurred after the RPS Date (on the basis of a budget approved by the Management Committee), appropriate financial charges, supervision, overheads and costs, and expenses reasonably incurred on account of claims made by or against other persons in respect of such facilities, or any part thereof, and damages or compensation payable by the Parties concerned on account of such claims. Costs, expenses, damages, or compensation payable to the Parties on account of claims made against other persons shall be shared by the Parties in the proportions specified in Schedule B.

12.4 Each Maintenance Authority shall render bills to the CBP for the expenditures herein referred to not more frequently than quarterly, in accordance with the procedures established by the F&ASC. Each Maintenance Authority shall also furnish such further details of such bills as the other Parties may reasonably require. On the basis of such bills, each Party shall pay within forty-five (45) days from the date on which the bills are rendered by the CBP. Bills shall be payable in the currency in which the bill is rendered.

12.5 Amounts billed and not Paid when due shall accrue extended payment charges from the day following the date on which payment was due until Paid, and such charges are to be computed and applied in accordance with Paragraph
     10.6 of this Agreement. If the due date is not a business day, the payment shall be postponed to the next business day.

13.  KEEPING AND INSPECTION OF BOOKS

13.1 For those portions of Segment S, if any, specified in the Supply Contract as cost incurred items, the Procurement Group shall ensure that the Supply Contract requires the supplier to keep and maintain such books, records, vouchers and accounts of all such costs with respect to the engineering, provision and installation of those items for a period a five (5) years from the RFPA Date of Segment S, as specified in the Supply Contract.

13.2 For those portions of Segment S specified in the Supply Contract as fixed cost items, the Procurement Group shall ensure that the Supply Contract requires the supplier to keep and maintain records with respect to its respective billing of those items for a period of five (5) years from the RFPA Date of Segment S, as specified in the Supply Contract.

13.3 The Procurement Group shall ensure that the Supply Contract requires the supplier to obtain from its contractors and subcontractors such supporting records, for other than the cost of fixed cost items, as may be reasonably required by Paragraph 13.1 and to keep and maintain such records for a period of five (5) years from RFPA Date of Segment S, as specified in the Supply Contract.

13.4 The Procurement Group shall ensure that the Supply Contract shall afford the Parties to this Agreement the right to review the books, records, vouchers, and accounts required to be kept, maintained, and obtained pursuant to Paragraphs 13.1, 13.2 and 13.3.

13.5 With respect to costs incurred for the provision of Segment S by a Party, comparable records to those specified in Paragraphs 13.1, 13.2 and 13.3 as appropriate, shall be maintained by the party for a period of five (5) years from the date that such costs were incurred.

13.6 The Procurement Group and the Terminal Parties shall each keep and maintain such books, records, vouchers, and accounts of all costs that are incurred in the engineering, provision and installation of Segments S and T and not included in the Supply

     Contract, which they incur directly, for a period of five (5) years from the RFS Date or the date the work is completed, whichever is later. The CBP shall keep and maintain such books, records, vouchers and accounts with respect to its billing of costs incurred by the Terminal Parties, and any other Party having incurred costs for implementation of SEA-ME-WE 3 as authorised by the Management Committee, and costs billed under the Supply Contract for a period of five (5) years from the System RFS Date or the date on which the work is completed, whichever is later.

13.7 With respect to the operation and maintenance costs of Segments T and S, such books, records, vouchers, and accounts of costs, as are relevant, shall be kept and maintained by the Terminal Parties, according to Accounting Practice, for a period of five (5) years from the date on which the corresponding bills are rendered to the Parties. If a Terminal Party does not retain these records beyond this period, a summary of important items should be retained for the life of SEA-ME-WE 3.

13.8 Any Party, shall have the right to review or audit the relevant books, records, vouchers, and accounts of costs pursuant to this Paragraph 13. In affording the right to review or audit, any such Party whose records are being reviewed or audited shall be permitted to recover, from the Party or Parties requesting the review or audit, the entire costs reasonably incurred in complying with the review or audit. In the case of an audit initiated by the Management Committee and exercised by the F&ASC, the audited Party or Parties shall be permitted to recover the entire costs of the review or audit from the Parties in the proportions specified in Schedule B.

13.9 Any rights of review and audit pursuant to this Paragraph 13 shall only be exercisable through the F&ASC in accordance with the F&ASC's audit procedures.

14.  ASSIGNMENT AND USE OF CAPACITY

     ALLOCATED CAPACITY

14.1 Parties shall obtain Allocated Capacity in return for their financial investment in SEA-ME- WE 3 in accordance with Schedule F. Allocated Capacity shall comprise Assigned Capacity, Reserve Capacity and Pool Capacity.

     ASSIGNED CAPACITY

14.2 The Assigned Capacity shall be assigned in specific Paths of SEA-ME-WE-3 in accordance with Schedule F. Assigned Capacity shall be utilised to establish Path Assignments as follows:

     (i) Jointly assigned MIUs in a Path Assignment shall be considered as consisting of two half-interests in MIU, with one half-interest assigned to a Party, which together with the corresponding half interest, shall be used for the provision of international telecommunications services between such a Party and another Party or a SEA-ME-WE 3 IRU purchaser.

     (ii) Wholly-assigned MIUs in a Path Assignment shall be considered as consisting of two-half interests in a MIU assigned to one Party. Such wholly-assigned MIUs may only be assigned to the indicated Party for provision of its "within country" traffic, subject to the approval of the Management Committee.

14.3 Each Party shall designate its remaining Allocated Capacity to either Reserve Capacity or Pool Capacity, or allocate a portion to each category.

      RESERVE CAPACITY

14.4 Any Party having Reserve Capacity may, at times approved by the Management Committee, have such capacity, or a portion thereof redesignated to its Assigned Capacity. In the event that such a redesignation of capacity will result in a Segment or fibre in SEA-ME-WE 3 exceeding a threshold level which may cause a bottleneck in SEA- ME-WE 3, the Management Committee's approval for such a redesignation of capacity shall be required. The AR&RSC will recommend to the Management Committee for their approval such an appropriate threshold level.

14.5 A Party may only transfer capacity from Reserve Capacity to Pool Capacity following the approval of the Management Committee.

14.6  Any Party having  Reserve  Capacity may utilise such  capacity for its own
      half-interest    in   the    provision   of   temporary   or    occasional
      telecommunications services.

      POOL CAPACITY

14.7 Pool Capacity shall comprise that capacity available for the sale of SEA-ME-WE 3 IRUs in accordance with this Paragraph 14.

14.8 A Party may transfer capacity from Pool Capacity to Reserve Capacity as follows:

      (i) once a year after the effective date of this Agreement, a Party may convert all, or a portion of such capacity to Reserve Capacity, in accordance with procedures developed by the Network Administrator.

      (ii) notwithstanding Paragraphs 14.8(i), any Party may transfer capacity from its Pool Capacity to Reserve Capacity on other occasions, subject to the approval of the Management Committee.

14.9 Except with the approval of the Management Committee, no Party may reassign any of the Path Assignments of its Assigned Capacity prior to the depletion of the Pool Capacity.

14.10 Except as provided in Paragraph 14.21, no Party may make available any of its Assigned Capacity or Reserve Capacity, on any basis whatsoever, to another Carrier, except with the approval of the Management Committee.

14.11 Schedules D, E and F shall be modified, as appropriate, to reflect any changes in the categorisation of capacity.

      IRU SALES

14.12 Except as provided in Paragraph 15, any capacity acquired after the signing of this Agreement shall be by the purchase of a SEA-ME-WE 3 IRU.

      SEA-ME-WE 3 IRUs shall be acquired in specific Paths of SEA-ME-WE 3 in accordance with Schedule K. SEA-ME-WE 3 IRUs shall be utilised to establish Path Assignments as follows;

      (i) jointly-acquired SEA-ME-WE 3 IRUs shall be considered as consisting of two half-interests in a MIU, with one half-interest acquired by the SEA-ME-WE 3 IRU purchaser, which, together with the corresponding half-interest, will be used for the provision of international telecommunications services between such a SEA- ME-WE 3 IRU purchaser and a Party or another SEA-ME-WE 3 IRU purchaser.

      (ii) wholly-acquired SEA-ME-WE 3 IRUs shall be considered as consisting of two half-interests in a MIU acquired by one SEA-ME-WE 3 IRU purchaser. Such MIUs may only be acquired by the SEA-ME-WE 3 IRU purchaser for provision of its "within country" traffic, subject to the approval of the Management Committee.

14.13 The Initial Parties shall establish the SEA-ME-WE 3 IRU sales procedure and SEA-ME- WE 3 IRU agreement (which shall include the price of the SEA-ME-WE 3 IRU, the use of capacity and the terms and conditions under which the said capacity is maintained and operated), for approval by the Management Committee. The IRU price shall not be lower than the ownership price, unless otherwise agreed by the Management Committee. Following such approval, the Network Administrator shall be authorised to execute such IRU Agreements with Carriers on behalf of the Parties to this Agreement. No provisions of the IRU Agreement shall override the provisions of this Agreement.

14.14 Where a Carrier requesting a SEA-ME-WE 3 IRU is not a Party, such sale shall be approved by the Management Committee.

14.15 Capacity required for a SEA-ME-WE 3 IRU prior to the depletion of the Pool Capacity shall be taken from such Pool Capacity.

14.16 Capacity for the SEA-ME-WE 3 IRU shall be taken from each Party's Pool Capacity in proportion to its contribution to the Pool Capacity. Funds from such sales of SEA-ME- WE 3 IRU capacity shall be reimbursed to the Parties concerned in proportion to their contribution of MIU *km to the Pool Capacity, as defined in Schedule 11. The Network Administrator shall amend the relevant Schedules to reflect such capacity transactions.

14.17 After the Pool Capacity has been disposed of, subsequent sales of SEA-ME-WE 3 IRU shall be from the Common Reserve Capacity. Funds from such sales of SEA-ME-WE 3 IRU shall be reimbursed to all of the Parties in accordance with Schedule C.

14.18 The funds from Operation and Maintenance charges of Segment S as specified in Paragraph 12, which are payable by the SEA-ME-WE 3 IRU purchasers will be distributed to the Parties in accordance with Schedule 1.

      Notwithstanding Paragraphs 14.15 - 14.18, the provision of IRU capacity and the distribution of funds resulting from the sale of Segment S3 Southern Capacity (as defined in Annex 7), shall be in accordance with Annex 7.

14.19 The funds from Terminal Station Right of Use charges as specified in Paragraph 8, which are payable by the SEA-ME-WE 3 IRU purchasers, will be distributed to the Parties in proportion to the Parties' allocation of the specific Segment T costs, in accordance with Schedule D.

14.20 The conditions in Paragraphs 14.15, 14.18 and 14.19 will not be applicable with respect to the SEA-ME-WE 3 IRU purchases described in Paragraphs
      14.21 (II).

14.21 Notwithstanding the above, where the SEA-ME-WE 3 IRU purchaser is located in the same country as an Initial Party, the Initial Party shall have first priority in providing the capacity for the SEA-ME-WE 3 IRU from either;

      (i) its Pool Capacity. Such priority shall not be applicable to meeting the SEA-ME- WE 3 IRU requirements of Existing Carriers before 31st of December 2000. In the event that an Initial Party's Pool Capacity is insufficient to meet the full requirements for the SEA-ME-WE 3 IRU, the additional capacity shall be deducted from the Pool Capacity in accordance with Paragraph 14.16, or

      (ii) its Assigned Capacity, subject to the approval of the Party with which the capacity is jointly held. Such priority shall not be applicable to meeting the requirements of the Existing Carriers.

      The Network Administrator shall be authorised to execute such IUR Agreements in accordance with the terms and conditions established through Paragraph 14.13 following written approval by the appropriate Initial Party. In such instances, all the funds from the SEA-ME-WE 3 IRU shall be reimbursed to the said Initial Party.

14.22 Notwithstanding Paragraphs 14.16 and 14.21, Parties owning Priority Pool Capacity shall have priority of sale of such capacity, as detailed in Annex 6.

      COMMON RESERVE CAPACITY

14.23 The Common Reserve Capacity of SEA-ME-WE 3 shall be held by the Parties in common and undivided shares in the proportions set forth in Schedule C.

14.24 The Management Committee may authorise the utilisation of the Common Reserve Capacity for in-system restoration arrangements and mutual-aid restoration for other cable systems on terms and conditions to be determined by the Management Committee.

14.25 The Management Committee may authorise the allocation and exchange or sale of a portion of the Common Reserve Capacity with other cable systems on such basis as is doomed mutually beneficial to the Parties. The terms and conditions of such allocation and exchange or sale of capacity shall be agreed by the Management Committee.

14.26 The Initial Parties shall be authorised to allow the occasional commercial use (hereinafter referred to as "Occasional Commercial Use") of the Common Reserve Capacity, if available, when the Initial Parties deem that such use shall not adversely affect SEA-ME- WE 3 IRU sales, for the provisioning of temporary or occasional telecommunications services, including but not limited to, leases to any Party or SEA-ME-WE 3 IRU purchaser and paid restoration services, on terms and conditions to be determined by the Initial Parties. The revenue from such Occasional
      Commercial Use shall be reimbursed to the Initial Parties in accordance with Schedule G.

      GENERAL

14.27 The communication capability of any Allocated Capacity may be optimised by the Parties to whom such capacity is assigned by the use equipment which shall more efficiently use such capacity, provided that the use of such equipment does not cause an interruption of, or interference, impairment, or degradation to, the use of any other capacity in SEA-ME- WE 3, or prevent the use of similar equipment by other Parties. Such equipment, if used, shall not constitute a part of SEA-ME-WE 3.

14.28 SEA-ME-WE 3 shall be capable of supporting payload paths of VC12, VC3 and VC4. Parties have the right to access such payload paths which shall require 1, 21 and 63 MIUs respectively. Such requirements shall be reflected in Schedules F and/or J as appropriate.

15.   EXPANSION OF ALLOCATED CAPACITY

      In the event that the Initial Parties consider that it is beneficial to increase the Allocated Capacity after the signing of this Agreement, a proposal shall be submitted to the Management Committee for its approval. To approve such a proposal a majority of sixty-six per cent (66%) of the total voting interests specified in Schedule B is required. Following such an expansion, each Party shall obtain its pro-rata share of the increase in Allocated Capacity in accordance with Schedule C. Parties shall specify the portion of their expanded Allocated Capacity that they wish to categorise as Assigned Capacity (with the agreement of the Party with whom the capacity shall be jointly assigned) and Reserve Capacity. All the remaining expanded Allocated Capacity shall be defined as Pool Capacity.

16.   CAPACITY ROUTING

16.1 At times to be determined by the Management Committee, the capacity routing of all Carriers shall be reviewed and established in such a way as is necessary to allocate the capacity in SEA-ME-WE 3 to achieve the most efficient utilisation of the entire SEA-ME- WE 3. Such routing shall be as determined by the AR&RSC pursuant to the Terms of Reference as set forth in Annex 4 of this Agreement, and shall be based on principles of capacity routing which shall be established by the AR&RSC and approved by the Management Committee.

16.2 The Network Administrator shall in addition administer the routing of capacity associated with sales of capacity in SEA-ME-WE 3 and the Occasional Commercial Use of Common Reserve Capacity. Such routing shall be as determined by the Network Administrator pursuant to the Terms of Reference as set forth in Annex 4 of this Agreement and shall be based on principles of capacity routing which shall be approved by the Management Committee.

16.3 One or more assigned MIUs shall be initially arranged, as such initial arrangement may be agreed by the AR&RSC, to ensure complete fascicles of 63 MIUs in the smallest number of such fascicles practicable, as such Parties with capacity assignments in a

     Basic System Payload Module may desire. In addition, one or more Parties assigned such capacity in the aggregate of more than one MIU in a Basic System Payload Module may, by agreement with the Parties to whom such MIUs are jointly assigned, combine their MIUs to avail themselves of the right afforded in this Paragraph 16 with respect to the initial arrangement of MIUs.

16.4 Subsequent to the initial arrangement of MIUs as provided in Paragraph 16.3 of this Agreement, MIUs assigned to one or more Parties may be rearranged, if so requested by such Parties, so far as reasonably possible, provided that:

     (i)  the agreement of the relevant Terminal Party is obtained; and

     (ii) the agreement of other Parties with assigned MIUs that would be affected by the proposed rearrangement is obtained; and

     (iii)all costs arising from the proposed rearrangement are paid by the Parties requesting it.

17.  INCREASE OR DECREASE OF DESIGN CAPACITY

17.1 In the event that the Initial Parties consider that it is beneficial to increase the Design Capacity of SEA-ME-WE 3, a Design Capacity expansion proposal shall be submitted to the Management Committee. To carry such a proposal, a seventy-five per cent (75%) majority of the total voting interests specified in Schedule B is required.

17.2 If, subsequent to the RFS Date, the Design Capacity of SEA-ME-WE 3 or any Segment thereof is increased or decreased pursuant to the agreement of the Parties or otherwise, and such increase or decrease of the Design Capacity affects neither the routing of circuits assigned in SEA-ME-WE 3 nor the Allocated Capacity of SEA-ME-WE 3, the additional or reduced Design Capacity shall be added to or subtracted from the Common Reserve Capacity, as appropriate, with no change to the Schedules of this Agreement.

17.3 In the event that the capacity which SEA-ME-WE 3 or any Segment thereof is capable of providing is reduced below the capacity required to support the Assigned Capacity on its existing or planned routings as a result of physical deterioration, or for other reasons beyond the control of the Parties, the Management Committee shall initiate a review of the capacity routings in accordance with Paragraph 16.1, in order to support the rerouting of such Assigned Capacity.

17.4 In the event that the capacity which SEA-ME-WE 3 or any Segment thereof is capable of providing is lower than the capacity needed to support the routing of circuits assigned in SEA-ME-WE 3, the Path Assignments of the Parties in Schedule F may be reduced or changed as necessary and agreed by the Parties affected, and financial adjustments shall be made among the Parties, as necessary, on the terms and conditions to be agreed by the Management Committee. The Schedules shall be modified, as appropriate, to reflect the revised Path Assignments associated with such decrease of the Design Capacity.

     with respect to such interests at the first time any Party terminates its participation in this Agreement, upon the appropriate trusts by the Parties who are the owners thereof.

27.6 Upon termination of this Agreement, the Parties shall use all reasonable efforts to liquidate Segment S of SEA-ME-WE 3 within a reasonable time (one year) by sale or other disposition between the Parties or any of them or by sale to other entities or persons, but no sale or disposition shall be effected except by agreement between or among the Parties who have interests in the subject thereof at the time this Agreement is terminated. In the event agreement cannot be reached, the decision shall be carried on the basis of a majority (more than 50%) of all the voting interests as specified in Schedule B. The costs or net proceeds of interests of every sale or other disposition shall be divided between or among the Parties who have or were deemed to have interests in the subject thereof at the time this Agreement is terminated, in the proportions specified in Schedule B immediately prior to the first time any Party terminates its participation in this Agreement or this Agreement is terminated pursuant to Paragraph 27.1, whichever occurs first. The Parties shall execute such documents and take such action as may be necessary to effect any sale or other disposition made pursuant to this Paragraph 27.

27.7 A Party's termination of its participation in this Agreement or the termination of this Agreement pursuant to Paragraph 27.1 shall not relieve that Party or Parties from any liabilities, costs, damages or obligations which may arise in connection with claims made by third parties with respect to SEA-ME-WE 3, the facilities that comprise SEA-ME-WE 3 or any part or portion thereof, or which may arise in relation to SEA-ME-WE 3 due to any law, order, or regulation made by any government or supranational legal authority pursuant to any international convention, treaty or agreement. Any such liabilities, costs, damages, or obligations shall be divided among the Parties in the proportions in which such Parties allocation of costs is specified in Schedule B immediately prior to the first time any Party terminates its participation in this Agreement or this Agreement is terminated pursuant to Paragraph 27.1, whichever occurs first.

27.8 When the Management Committee considers the abandonment of SEA-ME-WE 3, the Management Committee shall, based on proposals submitted by each Terminal Party, produce an abandonment programme and budget (hereinafter called the "Abandonment Programme and budget") based on the anticipated costs of abandonment of SEA-ME-WE 3 at the date when such abandonment is anticipated to take place. The Abandonment Programme and Budget shall address all relevant matters, to include but not be limited to, if necessary, removal of structures and cables and alternative uses for the abandoned portion of SEA-ME-WE 3.

27.9 Except to the extent otherwise provided in this Agreement, abandonment costs as included in the Abandonment Programme and Budget or as varied by the agreement of the Management Committee shall be shared by the Parties in accordance with Schedule B, as it existed immediately prior to the first time any Party terminated its participation or when this Agreement was terminated whichever occurs first.

28.  CURRENCY AND PLACE OF PAYMENT

     Bills rendered under this Agreement shall be rendered in the currency of the billing Party, or the currency in which the cost was incurred provided that such currency is a currency of a Terminal Party, or as specified in the Supply Contract. Bills shall be payable in the currency in which the bill is rendered, or as designated by the Management Committee, to the designated office or account of the payee.

29.  WAIVER

     No delay, neglect or forbearance on the part of any Party in enforcing any term or condition of this Agreement shall be deemed to be a waiver or in any way prejudice the rights of other Parties under this Agreement.

30.  FORCE MAJEURE

     If any Party cannot fulfil its obligations in this Agreement due to an event beyond its reasonable control, including, but not limited to lightning, flood, exceptionally severe weather, typhoon, fire or explosion, civil disorder, war or military operations, national or local emergency, anything done by government or other competent authority, it shall not be liable to the other Parties for such delay in performance or failure to perform and shall give notice to the other Parties as soon as reasonably practical after the event has occurred.

31.  SETTLEMENT OF DISPUTES AND INTERPRETATION OF AGREEMENT

31.1 If a dispute should arise under this Agreement between or among the Parties, they shall make every reasonable effort to resolve such dispute. However, in the event that they are unable to resolve such dispute the matter shall be referred to the Management Committee which shall either resolve the matter or determine the method by which the matter should be resolved (including arbitration if appropriate). This procedure shall be the sole and exclusive remedy for any dispute which may arise under this Agreement between or among the Parties. The performance of this Agreement by the Parties shall continue during the resolution of any dispute.

31.2 If any difference shall arise between or among the Parties or any of them in respect of the interpretation or effect of this Agreement or any part or provision thereof or their rights and obligations thereunder, and by reasons thereof there shall arise the need to decide the question by what municipal or national law this Agreement or such part or provision thereof is governed, the following facts shall be excluded from consideration, namely that this Agreement was made in a particular country and that it may appear by reason of its form, style, language or otherwise to have been drawn preponderantly with reference to a particular system of municipal or national law; the intention of the Parties being that such facts shall be regarded by the Parties and in all courts and tribunals wherever situated as irrelevant to the question aforesaid and to the decision thereof.

32.  EXECUTION OF AGREEMENT

     This Agreement and any Supplementary Agreements hereto shall be executed in one (1) original in the English language. Identical counterparts may be executed and when well as separately, constitute one and the same instrument. FT shall be the custodian of the original and shall provide certified photocopies to Parties to this Agreement.

33.  ALTERATIONS AND ADDITIONS

33.1 Subject to Paragraph 33.4, this Agreement and any of the provisions hereof may be altered or added to only by another agreement in writing signed by a duly authorised person on behalf of each and every Party to this Agreement. Only one (1) original of such Supplementary Agreement shall be executed.

33.2 FT shall be responsible for the prompt distribution of certified photocopies of any amendment or Supplementary Agreements hereto all other Parties and shall retain such signed original amendments or supplementary agreements. Such Party shall accord access to such documents to a requesting Party upon reasonable notice.

33.3 In the case of a Party changing the categorisation of its capacity, the modified Schedules shall be certified by the Network Administrator on behalf of the Parties. The Network Administrator shall require in such instances written instructions by Parties wishing to reassign capacity and shall obtain the Management Committee's approval, which can be by correspondence. The Network Administrator shall be responsible for issuing such modified Schedules.

33.4 Paragraph 33.1 shall not apply to any Schedule modified in accordance with any other provision of this Agreement and any Schedule so modified shall be deemed to be a part of this Agreement in substitution for the immediately preceding version of that Schedule.

34.  SUCCESSORS BOUND

     This Agreement shall be binding on the Parties, their successors, and permitted assigns.

35.  SEVERABILITY

     If any of the provisions of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not invalidate or render unenforceable the entire Agreement, but rather the entire Agreement shall be construed as if not containing the particular invalid or unenforceable provision, and the rights and obligations of the Parties shall be construed and enforced accordingly.

36.  COMPLIANCE WITH LAW

     The Parties shall comply with all applicable laws of all countries, territories and places having jurisdiction over the activities performed under or contemplated by this Agreement.

37.  NOTICES

     Any notice or other communication given or made under this Agreement shall be in writing and shall be delivered by hand or sent by express mail or by facsimile as appropriate.

     TESTIMONIUM

     IN WITNESS WHEREOF, the Parties hereto have signed.

For and on behalf of
COMPANHIA PORTUGUESA RADIO MARCONI SA

By:
   -----------------------------------------

For and on behalf of
FRANCE TELECOM

By:
   -----------------------------------------

For and on behalf of
BRITISH TELECOMMUNICATIONS PUBLIC LIMITED COMPANY

By:
   -----------------------------------------

For and on behalf of
BELAGACOM S.A.

By:
   -----------------------------------------

For and on behalf of
DEUTSCHE TELEKOM AG

By:
   -----------------------------------------

For and on behalf of
AAPT TELECOMMUNICATIONS PTY LIMITED

By:
   -----------------------------------------

For and on behalf of
ABS-CBN TELECOM NORTH AMERICA INC

By:
   -----------------------------------------

For and on behalf of
AT&T CORP

By:
   -----------------------------------------

For and on behalf of
BAHRAIN TELECOMMUNICATIONS COMPANY BSC

By:
   -----------------------------------------

For and on behalf of
BEZEQ - ISRAEL TELECOM CORPORATION LIMITED

By:
   -----------------------------------------

For and on behalf of
BULGARIAN TELECOMMUNICATIONS COMPANY LIMITED

By:
   -----------------------------------------

For and on behalf of
CAPITOL WIRELESS INC

By:
   -----------------------------------------

For and on behalf of
CELLULAR COMMUNICATIONS NETWORK (M) SDN BHD

By:
   -----------------------------------------

For and on behalf of
DACOM CORPORATION

By:
   -----------------------------------------

For and on behalf of
DIGITAL TELECOMMUNICATIONS PHILS, INC.

By:
   -----------------------------------------

For and on behalf of
DSTCOM BRUNEI

By:
   -----------------------------------------

For and on behalf of
EASTERN TELECOMMUNICATIONS PHILLIPPINES INC

By:
   -----------------------------------------

For and on behalf of
EMPRESA BRASILEIRA DE TELECOMUNICACOBS INC

By:
   -----------------------------------------

For and on behalf of
ENTERPRISE DBS POSTES ET TELECOMMUNICATIONS DU LUXEMBOURG
By:
   -----------------------------------------

For and on behalf of
GLOBE TELECOM

By:
   -----------------------------------------

For and on behalf of
GTE HAWAIIAN TEL.

By:
   -----------------------------------------

For and on behalf of
HPT

By:
   -----------------------------------------

For and on behalf of
HUNGARIAN TELECOMMUNICATIONS COMPANY LTD.

By:
   -----------------------------------------

For and on behalf of
INTERNATIONAL DIGITAL COMMUNICATIONS, INC.

By:
   -----------------------------------------

For and on behalf of
INTERNATIONAL TELECOM JAPAN INC.

By:
   -----------------------------------------

For and on behalf of
INTERNATIONAL TELECOMMUNICATIONS CORPORATION

By:
   -----------------------------------------

For and on behalf of
MCI INTERNATIONAL INC

By:
   -----------------------------------------

For and on behalf of
MERCURY COMMUNICATIONS LIMITED

By:
   -----------------------------------------

For and on behalf of
KOKUSAI DENSHIN DENWA CO. LTD.

By:
   -----------------------------------------

For and on behalf of
KOREA TELECOM

By:
   -----------------------------------------

For and on behalf of
CHINA TELECOM

By:
   -----------------------------------------

For and on behalf of
INTERNATIONAL TELECOMMUNICATION DEVELOPMENT CORPORATION

By:
   -----------------------------------------

For and on behalf of
HONG KONG TELECOM INTERNATIONAL LIMITED

By:
   -----------------------------------------

For and on behalf of
COMPANHIA DE TELECOMUNICACOBS DE MACAU S.A.R.L.

By:
   -----------------------------------------

For and on behalf of
PHILIPPINE LONG DISTANCE TELEPHONE COMPANY

By:
   -----------------------------------------

For and on behalf of
VIETNAM POSTS AND TELECOMMUNICATIONS CORPORATION
By:
   -----------------------------------------

For and on behalf of
JABATAN TELBKOM OF BRUNEI DARUSSALAM

By:
   -----------------------------------------

For and on behalf of
TELEKOM MALAYSIA BERHAD (128740-P)

By:
   -----------------------------------------

For and on behalf of
SINGAPORE TELECOMMUNICATIONS LIMITED

By:
   -----------------------------------------

For and on behalf of
PT (PERSERO) INDONESIA SATELLITE CORPORATION

By:
   -----------------------------------------

For and on behalf of
TELSTRA CORPORATION LIMITED

By:
   -----------------------------------------

For and on behalf of
THE COMMUNICATIONS AUTHORITY OF THAILAND

By:
   -----------------------------------------

For and on behalf of
MYANMA POSTS & TELECOMMUNICATIOS

By:
   -----------------------------------------

For and on behalf of
SRI LANKA TELECOM LTD

By:
   -----------------------------------------

For and on behalf of
VIDESH SANCHAR NIGAM LIMITED

By:
   -----------------------------------------

For and on behalf of
PAKISTAN TELECOMMUNICATION COMPANY LIMITED

By:
   -----------------------------------------

For and on behalf of
GENERAL TELECOMMUNICATIONS ORGANIZATION OF OMAN

By:
   -----------------------------------------

For and on behalf of
EMIRATES TELECOMMUNICATIONS CORPORATION

By:
   -----------------------------------------

For and on behalf of
OFFICE DES POSTES BT TELECOMMUNICATIONS DB LA REPUBLIQUE DE DIBOUTI

By:
   -----------------------------------------

For and on behalf of
MINISTRY OF POSTS, TELEGRAPHS AND TELEPHONES

By:
   -----------------------------------------

For and on behalf of
ARAB REPUBLIC OF EGYPT NATIONAL TELECOMMUNICATIONS ORGANISATION

By:
   -----------------------------------------

For and on behalf of
CYPRUS TELECOMMUNICATIONS AUTHORITY

By:
   -----------------------------------------

For and on behalf of
TURK TELEKOMINIKASYON A.S.

By:
   -----------------------------------------

For and on behalf of
THE HELLENIC TELECOMMUNICATIONS ORGANISATION

By:
   -----------------------------------------

For and on behalf of
TELECOM ITALIA S.p.A.

By:
   -----------------------------------------

For and on behalf of
OFFICE NATIONAL DES POSTES ET DES TELECOMMUNICATIONS

By:
   -----------------------------------------

For and on behalf of
COMPANHIA PORTUGUBSA RADIO MARCONI SA

By:
   -----------------------------------------

For and on behalf of
FRANCE TELECOM

By:
   -----------------------------------------

For and on behalf of
BRITISH TELECOMMUNICATIONS PUBLIC LIMITED COMPANY

By:
   -----------------------------------------

For and on behalf of
BELGACOM S.A.

By:
   -----------------------------------------

For and on behalf of
DEUTSCHE TELEKOM AG

By:
   -----------------------------------------

For and on behalf of
AAPT TELECOMMUNICATIONS PTY LIMITED

By:
   -----------------------------------------

For and on behalf of
ABS-CBN TELECOM NORTH AMERICA INC

By:
   -----------------------------------------

For and on behalf of
AT&T CORP

By:
   -----------------------------------------

For and on behalf of
BAHRAIN TELECOMMUNICATIONS COMPANY BSC

By:
   -----------------------------------------

For and on behalf of
BBZBQ - ISRAEL TELECOM CORPORATION LIMITED

By:
   -----------------------------------------

For and on behalf of
BULGARIAN TELECOMMUNICATIONS COMPANY LIMITED

By:
   -----------------------------------------

For and on behalf of
CAPITOL WIRELESS INC

By:
   -----------------------------------------

For and on behalf of
CELLULAR COMMUNICATIONS N ETWORK (M) SDN BHD

By:
   -----------------------------------------

For and on behalf of
DACOM CORPORATION

By:
   -----------------------------------------

For and on behalf of
KOKUSAI DENSHIN DENWA CO. LTD.

By:
   -----------------------------------------

For and on behalf of
KOREA TELECOM

By:
   -----------------------------------------

For and on behalf of
CHINA TELECOM

By:
   -----------------------------------------

For and on behalf of
INTERNATIONAL TELECOMMUNICATION DEVELOPMENT CORPORATION

By:
   -----------------------------------------

For and on behalf of
HONG KONG TELECOM INTERNATIONAL LIMITED

By:
   -----------------------------------------

For and on behalf of
COMPANHIA DE TELECOMUNICACOBS DE MACAU S.A.R.L.

By:
   -----------------------------------------

For and on behalf of
PHILIPPINE LONG DISTANCE TELEPHONE COMPANY

By:
   -----------------------------------------

For and on behalf of
VIETNAM POSTS AND TELECOMMUNICATIONS CORPORATION

By:
   -----------------------------------------

For and on behalf of
JABATAN TELEKOM OF BRUNEI DARUSSALAM

By:
   -----------------------------------------

For and on behalf of
TELEKOM MALAYSIA BERHAD (128740-P)

By:
   -----------------------------------------

For and on behalf of
SINGAPORE TELECOMMUNICATIONS LIMITED

By:
   -----------------------------------------

For and on behalf of
PT (PERSERO) INDONESIA SATELLITE CORPORATION

By:
   -----------------------------------------

For and on behalf of
TELSTRA CORPORATION LIMITED

By:
   -----------------------------------------

For and on behalf of
THE COMMUNICATIONS AUTHORITY OF THAILAND

By:
   -----------------------------------------

For and on behalf of
DIGITAL TELECOMMUNICATIONS PHILS, INC.

By:
   -----------------------------------------

For and on behalf of
DSTCOM BRUNEI

By:
   -----------------------------------------

For and on behalf of
EASTERN TELECOMMUNICATIONS PHILIPPINES INC.

By:
   -----------------------------------------

For and on behalf of
EMPRESA BRASILEIRA DE TELECOMUNICACOBS INC

By:
   -----------------------------------------

For and on behalf of
ENTERPRISE DES POSTES BT TELECOMMUNICATIONS DU LUXEMBOURG

By:
   -----------------------------------------

For and on behalf of
GLOBE TELECOM

By:
   -----------------------------------------

For and on behalf of
GTE HAWAIIAN TEL

By:
   -----------------------------------------

For and on behalf of
HPT

By:
   -----------------------------------------

For and on behalf of
HUNGARIAN TELECOMMUNICATIONS COMPANY LTD.

By:
   -----------------------------------------

For and on behalf of
INTERNATIONAL DIGITAL COMMUNICATIONS INC.

By:
   -----------------------------------------

For and on behalf of
INTERNATIONAL TELECOM JAPAN INC.

By:
   -----------------------------------------

For and on behalf of
INTERNATIONAL TELECOMMUNICATIONS CORPORATION

By:
   -----------------------------------------

For and on behalf of
MCI INTERNATIONAL INC.

By:
   -----------------------------------------

For and on behalf of
MERCURY COMMUNICATIONS LIMITED

By:
   -----------------------------------------

For and on behalf of
MP8 INTERNATIONAL INC

By:
   -----------------------------------------

For and on behalf of
MINISTERE DBS POSTES ET TELECOMMUNICATIONS DU LIBAN

By:
   -----------------------------------------

For and on behalf of
MINISTRY OF TELECOMMUNICATIONS OF KUWAIT

By:
   -----------------------------------------

For and on behalf of
MUTIARA TELECOMMUNICATIONS SDN BHD

By:
   -----------------------------------------

For and on behalf of
ONSE TELECOMMUNICATIONS CORPORATION

By:
   -----------------------------------------

For and on behalf of
OPTUS NETWORKS PTY LIMITED

By:
   -----------------------------------------

For and on behalf of
OY FINNET INTERNATIONAL AB

By:
   -----------------------------------------

For and on behalf of
PACIFIC GATEWAY EXCHANGE

By:
   -----------------------------------------

For and on behalf of
PHILIPPINE GLOBAL COMMUNICATIONS INC.

By:
   -----------------------------------------

For and on behalf of
POST UND TELEKOM AUSTRIA AKTIBNGESELLSCHAFT

By:
   -----------------------------------------

For and on behalf of
PT SATBLIT PALAPA INDONESIA

By:
   -----------------------------------------

For and on behalf of
PTT TELECOM BV

By:
   -----------------------------------------

For and on behalf of
QATAR PUBLIC TELECOMMUNICATIONS CORPORATION

By:
   -----------------------------------------

For and on behalf of
ROSTELCOM JOINT STOCK COMPANY

By:
   -----------------------------------------

For and on behalf of
SMART COMMUNICATIONS INC.

By:
   -----------------------------------------

For and on behalf of
SOCIETE NATIONALE DES TELECOMMUNICATIONS DU SENRGAL

By:
   -----------------------------------------

For and on behalf of
SPRINT COMMUNICATIONS COMPANY L.P.

By:
   -----------------------------------------

For and on behalf of
SPT TELECOM A.S.
By:
   -----------------------------------------

For and on behalf of
SWISS TELEKOM PTT

By:
   -----------------------------------------

For and on behalf of
SYRIAN TELECOMMUNICATIONS ESTABLISHMENT

By:
   -----------------------------------------

For and on behalf of
TELE DANMARK A/S

By:
   -----------------------------------------

For and on behalf of
TELECOM FINLAND LIMITED

By:
   -----------------------------------------

For and on behalf of
TELECOM IRELAND

By:
   -----------------------------------------

For and on behalf of
TELECOM NEW ZEALAND LIMITED

By:
   -----------------------------------------

For and on behalf of
TELECOMMUNICATIONS COMPANY OF IRAN

By:
   -----------------------------------------

For and on behalf of
TELECOMMUNICATIONES INTERNACIONALES DE ARGENTINA

By:
   -----------------------------------------

For and on behalf of
TELEFONICA DE ESPANA, SA.
By:
   -----------------------------------------

For and on behalf of
TELEGLOBE CANADA INC.
By:
   -----------------------------------------

For and on behalf of
TELEKOMUNIKACIA POLSKA S.A.

By:
   -----------------------------------------

For and on behalf of
TELENOR CARRIER SERVICES AS

By:
   -----------------------------------------

For and on behalf of
TELIA

By:
   -----------------------------------------

For and on behalf of
TELKOM SA LIMITED

By:
   -----------------------------------------

For and on behalf of
TIME TELECOMMUNICATIONS SDN BHD

By:
   -----------------------------------------

For and on behalf of
TRANSOCEANIC COMMUNICATIONS INC

By:
   -----------------------------------------

For and on behalf of
TRANSPACIFIC TECH INC

By:
   -----------------------------------------

For and on behalf of
TUNISIE TELECOM

By:
   -----------------------------------------

For and on behalf of
UKRAINIAN PUBLIC COMPANY OF INTERNATIONAL AND LONG DISTANCE
TELECOMMUNICATIONS

By:
   -----------------------------------------

For and on behalf of
VIBAKOM GMBH

By:
   -----------------------------------------